American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 23, 2015 ■ Statement of Additional Information dated August 1, 2014
The following is added to the Accounts Managed table on page 30 of the SAI:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments ‑ subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Dan Gruemmer[1]	Number of Accounts	3	2	0
	Assets	$5.2 billion[2]	$658.6 million	N/A
1 Information is provided as of February 18, 2015.

[2]	Includes $3.8 billion in Value.

The following is added to the Value section of the Ownership of Securities table on pages 32-33 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Value Fund
Dan Gruemmer[1]	C
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.
1 Information is provided as of February 18, 2015.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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